UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 19, 2003 (November 13, 2002)

PRIORITY HEALTHCARE CORPORATION 401(K) PROFIT SHARING PLAN

(F/K/A PROFIT SHARING PLAN OF

PRIORITY HEALTHCARE CORPORATION AND AFFILIATES)

(Exact name of registrant as specified in its charter)

Indiana	333-69921	35-1927379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park, Lake Mary, Florida	32746
(Address of principal executive offices)	(Zip Code)

(407) 804-6700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountant

On November 13, 2002, the Administrator of the Priority Healthcare Corporation 401(k) Profit Sharing Plan (f/k/a Profit Sharing Plan of Priority Healthcare Corporation and Affiliates) (the “Plan”) dismissed Ent & Imler CPA Group, PC (“Ent & Imler”) as the independent auditors for the Plan and retained Tedder, James, Worden & Associates, P.A. as such independent auditors.

The most recent reports of Ent & Imler for the Plan for the two fiscal years ended December 31, 2001 and 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years of the Plan ended December 31, 2001 and 2000, and through November 13, 2002, there have been no disagreements with Ent & Imler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ent & Imler, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such period.

During the two most recent fiscal years of the Plan ended December 31, 2001 and 2000, and through November 13, 2002, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

Ent & Imler has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter dated June 18, 2003 is filed as Exhibit 16 to this Form 8-K.

(b)	New Independent Accountants

The Administrator of the Plan has engaged Tedder, James, Worden & Associates, P.A. as the independent auditors for the Plan effective as of November 13, 2002. During the two most recent fiscal years ended December 31, 2001 and 2000, and through November 13, 2002, the Company has not consulted with Tedder, James, Worden & Associates, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

16	Letter dated June 18, 2003 from Ent & Imler CPA Group, PC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2003

PRIORITY HEALTHCARE CORPORATION 401(K)
PROFIT SHARING PLAN (F/K/A PROFIT SHARING
PLAN OF PRIORITY HEALTHCARE CORPORATION AND AFFILIATES)

By:	/s/ Rebecca M. Shanahan
Name: Rebecca M. Shanahan Title: Plan Administrator

INDEX TO EXHIBITS

Exhibit No.	Description

16	Letter dated June 18, 2003 from Ent & Imler CPA Group, PC to the Securities and Exchange Commission

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